As filed with the Securities and Exchange Commission on March 25, 1998
                                                     Registration No. __________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    Form S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------

                        INTERLINK COMPUTER SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                          94-2990567
(State of Incorporation)                       (IRS Employer Identification No.)

                        Interlink Computer Sciences, Inc.
                             47370 Fremont Boulevard
                                Fremont, CA 94538
                    (Address of Principal Executive Offices)

                           ---------------------------

                             1992 Stock Option Plan
                            (Full Title of the Plan)

                           ---------------------------

                              AUGUSTUS J. BERKELEY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        INTERLINK COMPUTER SCIENCES, INC.
                             47370 Fremont Boulevard
                                Fremont, CA 94538
                     (Name and address of agent for service)
                                 (510) 657-9800
          (Telephone number, including area code, of agent for service)

                           ---------------------------

                                     Copy to
                            Thomas C. DeFilipps, Esq.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050

================================================================================

                                            CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                          Proposed
                                                                           Maximum           Proposed
                  Title of                           Amount               Offering            Maximum
               Securities to                         to be                Price Per          Aggregate           Amount of
               be Registered                       Registered               Share         Offering Price      Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
        Common Stock
        -  1992 Stock Option Plan
           Shares available for future
           grant                                     300,000           $   5.28125(1)      1,584,375.00          $   467.39
        TOTAL                                        300,000                               1,584,375.00          $   467.39
                                                     =======                               ============          ==========

---------------------------

(1)   Estimated in accordance with Rule 457(h) solely for the purpose of calculating the amount of the registration fee on the basis of 100% of the average of the high and low prices reported in the Nasdaq National Market System on March 23, 1998.

====================================================================================================================================

                                                           -2-

                          INCORPORATION BY REFERENCE OF
                        PRIOR S-8 REGISTRATION STATEMENT

      This  Registration  Statement  is made  for the  registration  of  300,000 additional shares of common stock under the Company's 1992 Stock Option Plan. The contents of the Form S-8 Registration Statement filed with the Securities and Exchange Commission (the "Commission") on October 16, 1996 (SEC File No. 333-14249) for the registration of common shares to be issued upon exercise of option under the Company's 1992 Stock Option Plan are hereby incorporated by reference.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, of California, on March 24, 1998.


                                     INTERLINK COMPUTER SCIENCES, INC.


                                     By:  /s/ JAMES A. BARTH
                                         ---------------------------------------
                                          James A. Barth,
                                          Chief Financial Officer



                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Augustus J. Berkeley and James A. Barth jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                              Title                               Date
               ---------                              -----                               ----
  /s/ AUGUSTUS J. BERKELEY                   President, Chief Executive              March 24, 1998
 ---------------------------------------     Officer and Director
          Augustus J. Berkeley               (Principal Executive Officer)

  /s/ JAMES A. BARTH
 ---------------------------------------     Vice President of Finance,              March 24, 1998
             James A. Barth                  Chief Financial Officer,
                                             Treasurer, and Secretary
                                             (Principal Financial and
                                             Accounting Officer)

 /s/ THOMAS H. BREDT
----------------------------------------     Chairman of the Board of               March 24, 1998
             Thomas H. Bredt                 Directors

----------------------------------------     Director
            Ronald W. Brainiff

----------------------------------------     Director
             Andrew I. Fillat

 /s/ RALPH B. GODFREY
----------------------------------------     Director                               March 23, 1998
             Ralph B. Godfrey


                                                     INDEX TO EXHIBITS

                                                                                                Sequentially
           Exhibit                                                                                Numbered
           Number                              Description                                          Page
----------------------------  -------------------------------------------------------  -------------------------------
            4.1*              Amended 1992 Stock Option Plan
            5.1               Opinion of Wilson Sonsini Goodrich & Rosati,
                              P.C.
            23.1              Consent of Coopers & Lybrand L.L.P.

            23.3              Consent of Wilson Sonsini Goodrich & Rosati,             Contained in Exhibit 5.1
                              P.C.
            24.1              Power of Attorney                                        Contained in page 3 of this
                                                                                       Registration Statement

---------------------------

*     Incorporated by reference from the Form S-8 Registration Statement filed with the Commission on October 16, 1996
      (SEC File No. 333-14249).
